UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

CARDIFF INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Florida	000-49709	84-1044583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 E. Las Olas Blvd. Suite 1400

Ft. Lauderdale, FL 33301

(Address of principal executive offices, including zip code)

(844) 628-2100

(Registrant's telephone number, including area code)

_________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

In this Current Report on Form 8-K, “Company,” “our company,” “us,” and “our” refer to Cardiff International, Inc., unless the context requires otherwise.

Item 1.01     Entry into Material Definitive Agreement

Securities Purchase Agreement, Convertible Note and Warrants

On April 21, 2017, (the “Initial Closing Date”), Cardiff International, Inc., a Florida corporation (the “Company”), entered into a securities purchase agreement dated as of the Initial Closing Date (the “Purchase Agreement”) with an institutional investor (the “Investor”).  The Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, the Investor shall purchase from the Company on the Initial Closing Date (i) a convertible note with an initial principal amount of $330,000 (the “Initial Convertible Note”) for an aggregate purchase price of $300,000, (ii) Series A warrants to purchase up to 2,357,143 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at an exercise price of 100% of the closing price of the Common Stock on the Initial Closing Date (“Series A Warrants”), (iii) Series B warrants to purchase up to 1,885,715 shares of Common Stock at an exercise price of 125% of the closing price of the Common Stock on the Initial Closing Date (“Series B Warrants”), and (iv) Series C warrants to purchase up to 1,571,429 shares of Common Stock at an exercise price of 150% of the closing price of the Common Stock on the Initial Closing Date (“Series C Warrants”, and together with the Series A Warrants and the Series B Warrants, the “Initial Warrants”). Pursuant to the Purchase Agreement, on the Initial Closing Date, the Company issued the Initial Convertible Note and the Initial Warrants to the Investor.

In addition, the Investor shall have the obligation to purchase an additional convertible note (the “Subsequent Convertible Note”) and warrants (the “Subsequent Warrants”) on substantially similar terms to the Initial Convertible Note and the Initial Warrants no earlier than 180 days following the Initial Closing Date, and no later than 210 days following the Initial Closing Date (such date, the “Subsequent Closing Date”), provided the Closing Conditions, as defined in the Purchase Agreement, have been satisfied. The terms of the Subsequent Convertible Note and the Subsequent Warrants are identical to the terms of the Initial Convertible Note and Initial Warrants, provided that the date of maturity of the Subsequent Convertible Note and the exercise price of the Subsequent Warrants shall be based upon the closing price of the Common Stock on the Subsequent Closing Date.

The Initial Convertible Note matures one year from the Initial Closing Date and accrues interest at the rate of 5% per annum, one year of which shall be guaranteed. The Initial Convertible Note is convertible at any time, in whole or in part, at the Investor’s option into shares of Common Stock at a variable conversion price in effect on any conversion date, which shall be equal to the lower of: (i) a 40% discount from the lowest trading price in the ten (10) trading days prior to conversion, and (ii) $0.30, subject to adjustment herein (the “Conversion Price”). All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such measuring period. At no time will the Investor be entitled to convert any portion of the Initial Convertible Note to the extent that after such conversion, the Investor (together with its affiliates) would beneficially own more than 4.99% of the outstanding shares of Common Stock as of such date. The Initial Convertible Note includes “full ratchet” and standard anti-dilution protection.

The Initial Convertible Note includes customary event of default provisions, and provides for a default interest rate of 18%. Upon the occurrence of an event of default, the Investor may require the outstanding principal amount of the Initial Convertible Note, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Investor’s election, immediately due and payable in cash at the Mandatory Default Amount, which is defined in the Initial Convertible Note.

The Company has the right at any time to redeem any amount of the total outstanding amount then remaining under the Initial Convertible Note in cash at a price equal to 120% of the total amount of the Initial Convertible Note then outstanding.

The Initial Warrants have a term of five years, include “full ratchet” and standard anti-dilution protection, and may only be exercised in cash.

The Purchase Agreement contains customary representations, warranties and covenants by, among and for the benefit of the parties. The Company also agreed to pay reasonable attorneys’ fees and expenses incurred by the Investor in connection with the transaction. The Purchase Agreement also provides for indemnification of the Investor and its affiliates in the event that the Investor incurs losses, liabilities, obligations, claims, contingencies, damages, costs and expenses related to a breach by the Company of any of its representations, warranties or covenants under the Purchase Agreement.

2

The issuance of the Initial Convertible Note and Initial Warrants to the Investor under the Purchase Agreement was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”).  The Company made this determination based on the representations of the Investor that the Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D and has access to information about the Company and its investment.

This Current Report on Form 8-K (this “Report”) is neither an offer to sell nor the solicitation of an offer to buy any securities.  The securities have not been registered under the Securities Act and may not be offered or sold in the United States of America absent registration or an exemption from registration under the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this report:

Exhibit No.	Description

10.1	Convertible Promissory Note dated April 21, 2017
10.2	Common Stock Purchase Warrant dated April 21, 2017, Form “A” Warrant
10.3	Common Stock Purchase Warrant dated April 21, 2017, Form “B” Warrant
10.4	Common Stock Purchase Warrant dated April 21, 2017, Form “C” Warrant
10.5	Securities Purchase Agreement
10.6	Letter to Standard Registrar and Transfer Co., Inc. regarding the Convertible Promissory Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cardiff International, Inc.

By: /s/ Daniel Thompson
Daniel Thompson
Title: Chairman

Dated: April 26, 2017